U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 7, 1999

                           NEOMEDIA TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

DELAWARE                              0-21743                    36-3680347
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(State or Other               (Commission File Number)         (IRS Employer
Jurisdiction                                                 Identification No.)
Incorporation)

      2201 SECOND STREET, SUITE 600, FORT MYERS, FLORIDA          33901
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            (Address of Principal Executive Offices)           (Zip Code)

                      (941) - 337-3434
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(Registrant's Telephone Number, including Area Code)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On June 7, 1999, NeoMedia Technologies, Inc. (the "Company") announced that KPMG LLP ("KPMG") will no longer act as independent auditors of the Company. (A copy of the Company's press release announcing the event is attached hereto as Exhibit 99.1). In a letter dated May 28, 1999, received by the Company on June 1, 1999, KPMG resigned. KPMG's audit reports on the Company's financial statements for either of the past two years ended December 31, 1998 and 1997 did not contain an adverse opinion or disclaimer of opinion, and no such report was qualified or modified as to audit scope or accounting principles. However, their opinion on the financial statements for 1998 contained a "going concern" uncertainty clause that indicated that the Company's consolidated financial statements were "prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has suffered recurring losses from operations, has a significant accumulated deficit, and a working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

        During the Company's two most recent fiscal years ended December 31, 1998 and 1997 and the subsequent interim period through May 28, 1999, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of disagreement.

      The Company announced that it is in the process of interviewing several accounting firms to succeed KPMG as independent auditors of the Company.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NEOMEDIA TECHNOLOGIES, INC.
                                                ------------------------------
                                                       (Registrant)

Date: JUNE 7, 1999                              By: /s/ CHARLES T. JENSEN
                                                    --------------------------
                                                    Charles T. Jensen, Vice
                                                    President, Chief Financial
                                                    Officer, Treasurer and
                                                    Director

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                                  EXHIBIT INDEX

SEQUENTIAL              EXHIBIT
PAGE NUMBER NUMBER      DOCUMENT
------------------      --------

5                       99.1        News release dated June 7, 1999, entitled
                                    "Neomedia announces change of auditors"

6                       99.2        Resignation letter of KPMG LLP